EXHIBIT 24

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Benjamin A. Currier
Benjamin A. Currier

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Leslie Hudson
Leslie Hudson

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Quentin J. Kennedy
Quentin J. Kennedy

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Paul W. Kolacki
Paul W. Kolacki

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Roy E. Lowrance
Roy E. Lowrance

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Elaine Rigolosi
Elaine Rigolosi

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ Kenneth R. Rossano
Kenneth R. Rossano

POWER OF ATTORNEY

The undersigned Director of Hooper Holmes, Inc., a New York corporation (the “Company”), which proposes to file a Form 10-K Annual Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2005, hereby appoints James D. Calver and Robert William Jewett, or either of them, his attorneys in fact, and hereby grants to him, for him and in his name as such Director, full power and authority as his agent or agents and in his place and stead:

1.	to sign such Annual Report on Form 10-K and any subsequent amendment thereto, and any and all other amendments or documents related thereto which any of said attorneys in fact, in his discretion, may deem necessary or proper; and

2.	to perform every other act which any of said attorneys in fact, in his discretion, may deem necessary or appropriate in connection with such Annual Report or any amendments thereto.

DATED: May 1, 2006

/s/ G. Earle Wight
G. Earle Wight